EXHIBIT 32.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I,  David  Goldman,  Acting  Chief Financial Officer of Orbit International
Corp.,  certify,  pursuant  to  18  U.S.C.   1350,  as  enacted  by  906  of the
Sarbanes-Oxley  Act  of  2002,  that:

     (1) The Annual Report on Form 10-K for the year ended December 31, 2010 (the "Annual Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     (2) information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Orbit International Corp.

Dated: March 31, 2011
                                   /s/ David Goldman
                                   -----------------
                                   David Goldman
                                   Acting Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Orbit International Corp. and will be retained by Orbit International Corp. and furnished to the Securities and Exchange Commission or its staff upon request.